UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 23, 1999

                        VISTA EYECARE, INC.
      (Exact name of registrant as specified in its charter)

                 Commission File No:   0-20001
                                      --------

             GEORGIA                       58-1910859
     ---------------------------------------------------
     (State or other jurisdiction       (I.R.S. employer
          of incorporation or            identification
             organization)                     number)

                        296 Grayson Highway
                  Lawrenceville, Georgia  30045
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             (Address of principal executive offices)

                          (770)-822-3600
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       (Registrant's telephone number, including area code)

                          Not applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        On April 23, 1999, the Registrant issued a Press Release,
attached hereto as Exhibit 99 announcing that it has granted an exception under its shareholder rights plan to allow an investor group to make additional purchases of its common stock.
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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VISTA EYECARE, INC.
                                   -----------------------------------
                                   (Registrant)


                                   BY: /s/ Angus C. Morrison
                                      Angus C. Morrison
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer


                                   Dated:  April 23, 1999